COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of June 30, 2008				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	June 30, 2008

Dallas, TX	3,662	$ 203,502	8.2%	95.1%	$ 705.22
Houston, TX	2,945	$ 195,904	7.9%	95.2%	$ 803.02
Atlanta, GA	3,003	$ 209,042	8.4%	91.5%	$ 772.04
Nashville, TN	1,855	$ 124,821	5.0%	95.5%	$ 783.59
Raleigh, NC	828	$ 63,846	2.6%	95.2%	$ 760.44
Tampa, FL	1,120	$ 68,583	2.8%	94.4%	$ 871.02
All Other	4,580	$ 294,372	11.8%	93.3%	$ 763.89
High Growth Markets	17,993	$ 1,160,070	46.7%	94.1%	$ 768.25

Memphis, TN	4,021	$ 203,356	8.2%	96.1%	$ 681.84
Jacksonville, FL	3,347	$ 183,960	7.4%	94.4%	$ 807.08
Austin, TX	1,776	$ 106,795	4.3%	94.2%	$ 751.75
Jackson, MS	1,241	$ 57,667	2.3%	95.2%	$ 701.26
Chattanooga, TN	943	$ 38,428	1.5%	92.9%	$ 626.03
Augusta, GA/Aiken, SC	912	$ 40,156	1.6%	95.7%	$ 666.26
All Other	3,862	$ 215,871	8.7%	95.0%	$ 702.67
Growth plus Income Markets	16,102	$ 846,233	34.0%	95.0%	$ 717.92

Columbus, GA	1,509	$ 76,251	3.1%	96.4%	$ 713.34
Lexington, KY	924	$ 60,143	2.4%	96.4%	$ 716.94
All Other	4,146	$ 240,659	9.7%	95.1%	$ 734.55
Stable Income Markets	6,579	$ 377,053	15.2%	95.6%	$ 727.21

Subtotal	40,674	$ 2,383,356	95.9%	94.7%	$ 741.69

Development and Lease-up Properties	959	$ 101,525	4.1%	60.6%	$ 576.79

Total Portfolio	41,633	$ 2,484,881	100%	93.9%	$ 737.89

NUMBER OF APARTMENT UNITS

	2008		2007
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30

100% Owned Properties	41,007	40,494	40,248	40,248	40,036
Properties in Joint Ventures	626	626	-	-	-
Total Portfolio	41,633	41,120	40,248	40,248	40,036

SAME STORE (EXCLUDES 7 FULL RENOVATION AND 4 APPROVED DISPOSITION COMMUNITIES) Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of June 30, 2008 unless otherwise noted

		Three Months Ended June 30, 2008
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
High Growth Markets
Dallas, TX	3,184	$ 6,911	$ 3,199	$ 3,712	$ 688.64	95.9%	91.7%	56.1%
Atlanta, GA	2,543	$ 5,910	$ 2,366	$ 3,544	$ 764.82	92.6%	91.1%	62.2%
Houston, TX	1,912	$ 4,628	$ 2,066	$ 2,562	$ 774.54	95.2%	92.5%	69.0%
Nashville, TN	1,569	$ 3,933	$ 1,448	$ 2,485	$ 784.34	95.2%	94.9%	59.8%
Raleigh, NC	384	$ 853	$ 296	$ 557	$ 697.06	96.6%	95.3%	51.8%
Tampa, FL	1,120	$ 3,054	$ 1,266	$ 1,788	$ 871.02	94.4%	93.2%	51.4%
All Other	3,516	$ 7,953	$ 3,218	$ 4,735	$ 739.80	94.1%	90.8%	58.4%
Subtotal	14,228	$ 33,242	$ 13,859	$ 19,383	$ 751.58	94.6%	92.0%	59.4%

Growth plus Income Markets
Memphis, TN	3,210	$ 6,792	$ 3,117	$ 3,675	$ 694.35	96.4%	93.2%	59.2%
Jacksonville, FL	2,611	$ 6,486	$ 2,581	$ 3,905	$ 818.21	94.5%	91.5%	67.4%
Austin, TX	1,392	$ 3,401	$ 1,516	$ 1,885	$ 759.23	95.3%	92.9%	62.9%
Jackson, MS	1,241	$ 2,715	$ 916	$ 1,799	$ 701.26	95.2%	95.6%	62.0%
Chattanooga, TN	943	$ 1,858	$ 808	$ 1,050	$ 626.03	92.9%	94.7%	57.9%
Augusta, GA/Aiken, SC	912	$ 1,865	$ 728	$ 1,137	$ 666.26	95.7%	93.6%	78.3%
All Other	3,278	$ 7,165	$ 2,957	$ 4,208	$ 704.76	94.9%	93.1%	64.2%
Subtotal	13,587	$ 30,282	$ 12,623	$ 17,659	$ 721.32	95.1%	93.2%	63.8%

Stable Income Markets
Columbus, GA	1,509	$ 3,338	$ 1,373	$ 1,965	$ 713.34	96.4%	94.2%	88.7%
Lexington, KY	924	$ 2,011	$ 818	$ 1,193	$ 716.94	96.4%	92.1%	63.3%
All Other	4,050	$ 9,373	$ 3,634	$ 5,739	$ 741.66	95.1%	94.7%	64.0%
Subtotal	6,483	$ 14,722	$ 5,825	$ 8,897	$ 731.54	95.6%	94.2%	69.7%

Operating Same Store	34,298	$ 78,246	$ 32,307	$ 45,939	$ 735.80	95.0%	92.9%	63.1%

Revenue Straight-line Adjustment (2)		$ (143)		$ (143)
Total Same Store		$ 78,103		$ 45,796

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM QUARTER ENDED MARCH 31, 2008 (PRIOR QUARTER) AND QUARTER ENDED JUNE 30, 2007 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
High Growth Markets
Dallas, TX	1.5%	5.3%	4.1%	4.0%	-0.7%	6.4%	0.5%	1.9%	0.5%	3.6%
Atlanta, GA	-2.2%	-0.9%	2.6%	-0.3%	-5.2%	-1.3%	-2.8%	-2.8%	0.3%	1.0%
Houston, TX	-0.5%	3.9%	2.2%	-1.8%	-2.5%	9.0%	-0.8%	-0.7%	0.5%	3.6%
Nashville, TN	0.5%	5.8%	1.9%	-0.3%	-0.3%	9.8%	-1.0%	-1.7%	1.2%	5.8%
Raleigh, NC	2.8%	5.4%	2.8%	-0.3%	2.8%	8.8%	1.5%	0.2%	0.1%	5.1%
Tampa, FL	-0.8%	1.3%	6.8%	-3.2%	-5.5%	4.8%	-0.6%	1.0%	-0.5%	-0.9%
All Other	-1.8%	1.4%	3.2%	0.2%	-5.0%	2.2%	-0.2%	-0.2%	-0.5%	-0.1%
Subtotal	-0.6%	2.7%	3.3%	0.3%	-3.2%	4.5%	-0.7%	-0.3%	0.2%	2.1%

Growth plus Income Markets
Memphis, TN	-1.0%	1.9%	2.3%	5.9%	-3.7%	-1.4%	-0.2%	-0.3%	-0.5%	2.2%
Jacksonville, FL	-1.4%	-3.4%	4.7%	5.3%	-5.0%	-8.5%	-0.6%	-0.3%	-0.4%	-2.5%
Austin, TX	2.0%	7.6%	1.8%	-3.9%	2.1%	19.0%	-0.2%	-0.3%	1.7%	6.8%
Jackson, MS	-0.1%	2.5%	-3.7%	-2.0%	1.8%	5.0%	-1.5%	-1.6%	1.1%	3.5%
Chattanooga, TN	-1.3%	3.6%	4.8%	8.2%	-5.6%	0.3%	-4.0%	-5.3%	1.0%	4.6%
Augusta, GA/Aiken, SC	0.9%	0.9%	-2.9%	-4.0%	3.6%	4.2%	-0.5%	2.0%	1.1%	1.3%
All Other	0.8%	2.4%	3.8%	4.3%	-1.2%	1.1%	-0.3%	0.3%	0.3%	1.6%
Subtotal	-0.2%	1.5%	2.4%	3.1%	-1.9%	0.4%	-0.8%	-0.6%	0.3%	1.6%

Stable Income Markets
Columbus, GA	4.3%	6.9%	-3.0%	-2.0%	10.1%	14.0%	2.2%	3.6%	-1.4%	1.4%
Lexington, KY	1.3%	2.8%	11.0%	7.1%	-4.5%	0.1%	0.1%	-1.3%	0.8%	4.3%
All Other	0.2%	0.6%	1.6%	-0.5%	-0.6%	1.4%	-1.5%	-0.9%	0.4%	1.3%
Subtotal	1.3%	2.3%	1.7%	0.1%	1.0%	3.7%	-0.4%	0.1%	0.0%	1.7%

Operating Same Store	-0.1%	2.2%	2.7%	1.3%	-1.9%	2.7%	-0.6%	-0.3%	0.2%	1.8%

Including revenue straight-line adjustment:
Total Same Store	0.1%	2.6%			-1.7%	3.6%

SAME STORE (EXCLUDES 7 FULL RENOVATION AND 4 APPROVED DISPOSITION COMMUNITIES)

Dollars in thousands	Three Months Ended June 30,		Percent
	2008	2007	Change
Revenues
Operating	$ 78,246	$ 76,595	2.2%
Straight-line adjustment (1)	(143)	(500)
Total Same Store	$ 78,103	$ 76,095	2.6%

Expense	$ 32,307	$ 31,883	1.3%

NOI
Operating	$ 45,939	$ 44,712	2.7%
Straight-line adjustment (1)	(143)	(500)
Total Same Store	$ 45,796	$ 44,212	3.6%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE PLUS SEVEN EXCLUDED RENOVATION COMMUNITIES (Dollars in thousands)
Includes the seven full renovation communities (2,155 units).

	Three Months Ended June 30,		Percent
	2008	2007	Change
Revenues
Operating	$ 83,302	$ 81,522	2.2%
Straight-line adjustment (2)	(145)	(566)
Total Same Store	$ 83,157	$ 80,956	2.7%

Expense	$ 34,357	$ 33,882	1.4%

NOI
Operating	$ 48,945	$ 47,640	2.7%
Straight-line adjustment (2)	(145)	(566)
Total Same Store	$ 48,800	$ 47,074	3.7%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

NOI BRIDGE (Dollars in thousands)

		Three Months Ended
		6/30/2008	3/31/2008	6/30/2007
NOI
Same store		$ 45,796	$ 46,577	$ 44,212
Non-same store		8,297	7,923	6,494
Total NOI		54,093	54,500	50,707
Held for sale NOI included above		-	-	(397)
Management fee income		61	28	-
Depreciation		(22,420)	(22,268)	(21,108)
Property management expense		(4,387)	(4,258)	(4,380)
General and administrative expense		(2,831)	(2,920)	(2,556)
Interest and other non-property income		116	108	51
Interest expense		(15,145)	(16,334)	(16,034)
Loss on debt extinguishment		-	-	(52)
Amortization of deferred financing costs		(486)	(628)	(574)
Incentive fees from real estate joint ventures		-	-	-
Net gains on insurance and other settlement proceeds		416	128	332
Loss on sale of non-depreciable assets		-	(3)	226
Minority interest in operating partnership income		(513)	(532)	(763)
(Loss) gains from real estate joint ventures		(199)	(83)	(51)
Discontinued operations		(61)	(59)	3,717
Net income		$ 8,644	$ 7,679	$ 9,118

Net Operating Income (NOI)
Net operating income represents total property revenues less total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. We believe NOI by market is a helpful tool in evaluating the operating performance within our markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

DEVELOPMENT (Dollars in thousands)

EXPENDITURES		Current	Estimated
	Total	Estimated	Cost	Cost
	Units	Cost	per Unit	to Date
Brier Creek Phase II, Raleigh, NC	200	$ 23,269	$ 116	$ 23,269
St. Augustine Phase II, Jacksonville, FL	124	12,935	104	6,847
Copper Ridge Phase I, Dallas, TX	216	18,985	88	13,080
Total development	540	$ 55,189	$ 102	$ 43,196

ESTIMATED TIMELINE	Construction		Initial
	Start	Finish	Occupancy	Stabilization
Brier Creek Phase II, Raleigh, NC	2Q 2006	4Q 2007	2Q 2007	4Q 2008
St. Augustine Phase II, Jacksonville, FL	3Q 2007	4Q 2008	3Q 2008	3Q 2009
Copper Ridge Phase I, Dallas, TX	3Q 2007	4Q 2008	2Q 2008	3Q 2009

UNITS	Actual Units
	Completed	Occupied
Brier Creek Phase II, Raleigh, NC	200	161
St. Augustine Phase II, Jacksonville, FL	-	-
Copper Ridge Phase I, Dallas, TX	21	4

OPERATING RESULTS (Dollars and shares in thousands except per share data)

		Three Months
		Ended	Trailing
		June 30, 2008	4 Quarters
Net income		$ 8,644	$ 35,827
Depreciation		22,420	88,465
Interest expense		15,145	63,883
Loss on debt extinguishment		-	71
Amortization of deferred financing costs		486	2,386
Net gain on insurance and other settlement proceeds		(416)	(291)
Gain on sale of non-depreciable assets		-	(305)
Gain on dispositions within unconsolidated entities		(38)	(39)
Loss (gain) on sale of discontinued operations		61	(5,601)
EBITDA		$ 46,302	$ 184,396

		Three Months Ended June 30,
		2008	2007
EBITDA/Debt Service		2.88x	2.55x
Fixed Charge Coverage (1)		2.52x	2.20x
Total Debt as % of Total Gross Assets		50%	51%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

DEBT AS OF JUNE 30, 2008
Dollars in thousands
		Average Years
	Principal	to Contract	Effective
	Balance	Maturity	Rate

Conventional - Fixed Rate or Swapped (1)	$ 915,956	4.1	5.5%
Tax-free - Fixed Rate or Swapped (1)	48,115	7.1	4.5%
Conventional - Variable Rate	202,940	5.8	2.9%
Tax-free - Variable Rate	4,760	19.9	2.6%
Conventional - Variable Rate - Capped (2)	17,936	1.4	3.0%
Tax-free - Variable Rate - Capped (2)	54,120	3.6	2.4%
Total Debt Outstanding	$ 1,243,827	4.7	4.9%

(1) Maturities on existing swapped balances are calculated using the life of the underlying variable debt.
(2) As the capped rates of 6.0% and 6.5% have not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES
Includes forward swaps		Contract
	Balance	Rate

2008	$ 60,296	7.0%
2009	100,230	6.5%
2010	148,365	5.7%
2011	158,000	5.2%
2012	142,800	5.1%
2013	150,000	5.3%
2014	163,284	5.7%
2015	90,122	5.5%
Thereafter	25,974	5.6%
Total	$ 1,039,071	5.6%

OTHER DATA

PER SHARE DATA	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Dividend paid per common share	$0.615	$0.605	$1.230	$1.210

DIVIDEND INFORMATION (latest declaration)
	Payment	Payment	Record
	per Share	Date	Date
Common - quarterly	$0.6150	7/31/2008	7/15/2008
Preferred Series H - quarterly	$0.51875	6/23/2008	6/13/2008

PREFERRED STOCK		Number of	Liquidation	Earliest
		Shares Issued	Preference	Optional
		and Outstanding	per Share	Call Date
8.30% Series H Cumulative Redeemable Preferred Stock		6,200,000	$ 25.00	8/11/2008